Exhibit 99.1

For Immediate Release
Feb. 23, 2010

PNM Resources Reports Solid 2009 Earnings
First Choice Power posts strong year; PNM utility results improve
Management to discuss 2010 earnings outlook during conference call today

FOURTH-QUARTER SUMMARY

●	Quarterly GAAP (generally accepted accounting principles) losses of $0.19 per diluted share, compared with losses of $0.82 per diluted share in 2008

●	Quarterly ongoing results of $0.00 per diluted share, compared with losses of $0.14 per diluted share in 2008

2009 SUMMARY

●	GAAP earnings of $1.36 per diluted share, compared with losses of $3.24 per diluted share in 2008

●	Ongoing earnings of $0.94 per diluted share, compared with $0.10 per diluted share in 2008

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today reported unaudited 2009 year-end consolidated GAAP earnings of $124.3 million, or $1.36 per diluted share, compared with 2008 losses of $270.6 million, or $3.24 per diluted share.

Year-end unaudited, consolidated ongoing earnings were $86.3 million, or $0.94 per diluted share, compared with 2008 earnings of $8.2 million, or $0.10 per diluted share. Ongoing earnings exclude various special items. Reconciliations of GAAP to non-GAAP measures such as ongoing earnings and EBITDA (earnings before interest charges, income taxes, depreciation and amortization) are shown in the attached schedules 1 through 8.

“Our 2009 results, which are a dramatic improvement over 2008, reflect a better regulatory framework for our utilities, significant improvement by First Choice Power and modest growth for Optim Energy,” said Jeff Sterba, PNM Resources chairman and CEO. “Clearly, 2009 was an important and successful year for PNM Resources and our subsidiaries.

“We are cautiously optimistic for 2010 as the nation digs its way out of the economic downturn, which has affected all of our subsidiaries’ financial performance,” Sterba said. “Nevertheless, uncertainty remains regarding environmental regulatory initiatives and cost pressures that pose challenges for our utilities and the electric utility industry.”
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PNM Resources Reports 2009 Earnings                                                                                                2-23-10                       p. 2 of 6

FOURTH-QUARTER RESULTS

As expected, fourth-quarter financial performance resulted in a loss for the company. PNM Resources reported quarterly unaudited consolidated GAAP losses of $17.3 million, or $0.19 per diluted share, compared with losses of $73.0 million, or $0.82 per diluted share, in 2008. Unaudited, consolidated ongoing losses were $0.2 million, compared with losses of $12.5 million, or $0.14 per diluted share, in 2008.

Quarterly GAAP results reflect write-down of Optim Energy’s inventory of NOX emission allowances that had been issued by the Texas Commission on Environmental Quality. The write-down reflects a decrease in the current market value of these allowances. PNM Resources' share of Optim Energy's after-tax write-down was $15.6 million for the quarter. In addition, quarterly GAAP results include the $3.0 million after-tax expense related to the settlement of disputes regarding the California energy crisis of 2000-2001, which is subject to FERC approval.

SEGMENT REPORTING OF 2009 YEAR-END EARNINGS

Regulated Operations

PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

●
PNM reported ongoing earnings of $45.8 million, or $0.50 per diluted share, compared with $15.7 million, or $0.19 per diluted share, in 2008. GAAP earnings were $19.5 million, or $0.21 per diluted share, compared with losses of $67.0 million, or $0.82 per diluted share, in 2008.

•
Higher retail rates implemented in July and the ability to recover fuel costs through the fuel and purchased power cost adjustment clause, combined with the impact of a full year of the 2008 rate increase, improved earnings. Load declined 1.7 percent in 2009 compared with 2008.

TNMP – an electric transmission and distribution utility in Texas.

●
TNMP reported ongoing earnings of $11.9 million, or $0.13 per diluted share, compared with $23.2 million, or $0.28 per diluted share, in 2008. GAAP earnings were $12.2 million, or $0.13 per diluted share, compared with losses of $8.8 million, or $0.11 per diluted share, in 2008.

●	Higher distribution maintenance costs, increased pension and benefit expenses and higher financing costs more than offset the September implementation of new transmission and distribution rates.

Unregulated Operations

First Choice Power – an unregulated retail electric provider in Texas.

●
First Choice Power reported ongoing earnings of $40.5 million, or $0.44 per diluted share, compared with losses of $23.8 million, or $0.28 per diluted share, in 2008. GAAP earnings were $44.4 million, or $0.48 per diluted share, compared with 2008 losses of $177.6 million, or $2.13 per diluted share.

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PNM Resources Reports 2009 Earnings                                                                                                2-23-10                       p. 3 of 6

●
Lower purchased power prices significantly improved average retail margins throughout the year and more than offset an 8.9 percent reduction of sales volumes. Bad-debt expense decreased from $51.8 million in 2008 to $41.2 million in 2009. As a percent of sales revenue, bad-debt expense decreased from 8.2 percent in 2008 to 7.8 percent in 2009.

Optim Energy – jointly owned by PNM Resources and a subsidiary of Cascade Investment, L.L.C., Optim Energy owns interests in three generating assets in Texas, totaling nearly 1,200 megawatts.

●
PNM Resources’ share of Optim Energy net ongoing losses was $0.6 million, or $0.01 per diluted share, compared with 2008 losses of $2.5 million, or $0.03 per diluted share. GAAP losses were $18.2 million, or $0.20 per diluted share, compared with 2008 losses of $17.9 million, or $0.21 per diluted share. GAAP losses were driven primarily by write-downs associated with emission allowances in both years and impairment charges in 2008.

●
PNM Resources' share of Optim Energy's ongoing EBITDA was $31.9 million, compared with $24.5 million in 2008. Improvement resulted from the addition of Cedar Bayou 4, favorable hedged positions, Twin Oaks Power fuel savings and operational cost reductions.

Corporate/Other – a segment that reflects costs at the PNM Resources holding company, mainly comprised of interest expense related to debt. For the purposes of this news release, the Corporate/Other segment excludes the results of Optim Energy as reported above.

●
Corporate/Other reported ongoing losses of $18.9 million, or $0.20 per diluted share, compared with 2008 ongoing losses of $26.4 million, or $0.32 per diluted share. GAAP losses were $4.3 million, or $0.04 per diluted share, compared with GAAP losses of $34.0 million, or $0.39 per diluted share, in 2008.

●	Less outstanding debt, lower interest rates for short-term debt and the repurchase of certain senior unsecured notes reduced financing costs by $17.3 million.

Discontinued Operations

PNM Gas:  On Jan. 30, 2009, PNM completed the sale of its natural gas utility to New Mexico Gas Co.

●	PNM Gas operations contributed $7.7 million, or $0.08 per diluted share, to ongoing earnings prior to its sale.

2010 EARNINGS GUIDANCE

PNM Resources today announced its 2010 earnings guidance range. Management expects 2010 ongoing earnings to be in the range of $0.60 to $0.72 per diluted share. The 2010 earnings range reflects lower projected earnings from First Choice Power due to declining average retail margins. Ongoing earnings from the company’s regulated electric operations are projected to grow 5 percent to 15 percent in 2010 compared with 2009 results.

Management will discuss the 2010 earnings outlook in more detail during the 2009 earnings call.

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PNM Resources Reports 2009 Earnings                                                                                                2-23-10                       p. 4 of 6

2009 EARNINGS CALL:  9 AM EST TODAY

PNM Resources will discuss 2009 earnings results and the 2010 outlook during a live conference call and Web cast today at 9 a.m. Eastern. Speaking on the call will be Jeff Sterba, PNM Resources chairman and CEO; Pat Vincent-Collawn, PNM Resources president and COO; and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm. Listeners are encouraged to visit the Web site at least 30 minutes before the event to register, download and install any necessary audio software.

Investors, analysts and other participants can listen to the live conference call by dialing (888) 389-5997 (toll free) or (719) 325-2499 (toll) five to 10 minutes prior to the event and referencing “the PNM Resources 2009 earnings conference call.” A telephone replay will be available at noon Eastern until midnight March 2 by dialing (888) 203-1112 (toll free) or (719) 457-0820 (toll) and using confirmation code 7026411.

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

E-MAIL ALERTS, RSS FEEDS AVAILABLE

PNM Resources encourages analysts, investors and other interested parties to visit www.PNMResources.com and register to automatically receive company financial information by e-mail or RSS feeds. Once registered, participants can choose from a menu to automatically receive requested information, including news releases, notices of webcasts and filings with the U.S. Securities and Exchange Commission. Participants can unsubscribe at any time and will not receive information that was not requested.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2009 consolidated operating revenues from continuing  operations of $1.6 billion. Through its utility and energy subsidiaries, PNM Resources has more than 2,710 megawatts of generation resources and serves electricity to more than 875,300 homes and businesses in New Mexico and Texas. The company also has a 50-percent ownership of Optim Energy, which owns nearly 1,200 megawatts of generation resources. For more information, visit the company’s Web site at www.PNMResources.com.

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PNM Resources Reports 2009 Earnings                                                                                                2-23-10                       p. 5 of 6

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources', PNM's, or TNMP's (collectively, the "Companies") expectations, projections, estimates, intentions, goals, targets and strategies, are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates and the Companies assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, the Companies caution readers not to place undue reliance on these statements. The Companies' business, financial condition, cash flow and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. These factors include conditions affecting the Company’s ability to access the financial markets and negotiate new credit facilities for those expiring in 2011 and 2012, or Optim Energy’s access to additional debt financing following the utilization of its existing credit facility, including actions by ratings agencies affecting the Company’s credit ratings; the recession, its consequent extreme disruption in the credit markets, and its impacts on the electricity usage of the Company’s customers; state and federal regulatory and legislative decisions and actions, including appeals of prior regulatory proceedings, and including provisions relating to climate change, reduction of green house gases, coal combustion byproducts, and other power plant emissions; the ability of PNM to meet the renewable energy requirements established by the N.M. Public Regulation Commission, including the resource diversity requirement, within the specified cost parameters, and the Company’s ability to obtain federal and/or state funding and incentives for the development of alternative or renewable energy; the ability of PNM to successfully utilize a future test year in a rate filing with the NMPRC, including PNM’s ability to accurately forecast operating and capital expenditures and withstand challenges by regulators and intervenors; the performance of generating units, including the Palo Verde Nuclear Generating Station, the San Juan Generating Station, the Four Corners Plant, and Optim Energy generating units, and transmission systems; the risk that Optim Energy desires to expand its generation capacity but is unable to identify and implement profitable acquisitions or that PNM Resources and ECJV will not agree to make additional capital contributions to Optim Energy; the potential unavailability of cash from PNM Resources’ subsidiaries or Optim Energy due to regulatory, statutory or contractual restrictions; the impacts of the decline in the values of marketable equity securities on the trust funds maintained to provide nuclear decommissioning funding and pension and other postretirement benefits, including the levels of funding and expense; the ability of First Choice Power to attract and retain customers and collect amounts billed; changes in ERCOT protocols; changes in the cost of power acquired by First Choice Power; collections experience; insurance coverage available for claims made in litigation; fluctuations in interest rates; weather; water supply; changes in fuel costs; availability of fuel supplies; uncertainty regarding the requirements and related costs of decommissioning power plants owned or partially owned by PNM and Optim Energy and coal mines supplying certain PNM power plants, as well as the ability to recover decommissioning costs through charges to customers; the risk that replacement power costs incurred by PNM related to not meeting the specified capacity factor for its generating units under its Emergency FPPAC will not be approved by the NMPRC; the risk that PNM may not be able to renew rights-of-way on Native American lands or that the costs of rights-of-way are not allowed to be recovered through rates charged to customers; the effectiveness of risk management and commodity risk transactions; seasonality and other changes in supply and demand in the market for electric power; the impact of mandatory energy efficiency measures on customer energy usage; variability of wholesale power prices and natural gas prices; volatility and liquidity in the wholesale power markets and the natural gas markets; uncertainty regarding the ongoing validity of government programs for emission allowances; the risk that the resolution of the bankruptcy of the Lyondell Chemical Company results in significant adverse impacts on the operations of the Altura Cogen facility and Optim Energy; changes in the competitive environment in the electric industry; the risk that the Company and Optim Energy may have to commit to substantial capital investments and additional operating costs to comply with new environmental requirements including possible future requirements to address concerns about global climate change, and the resultant impacts on the operations and economic viability of generating plants in which PNM and Optim Energy have interests; the risks associated with completion of generation, transmission, distribution, and other projects, including construction delays and unanticipated cost overruns; uncertainty surrounding the status of PNM’s participation in jointly-owned projects resulting from the scheduled expiration of the operational documents for the projects beginning in 2015 and potential changes in the objectives of the participants in the projects; the outcome of legal proceedings; changes in applicable accounting principles, and the performance of state, regional, and national economies.

Non-GAAP Financial Measures
PNM Resources (“the Company”) uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) and EBITDA (earnings before interest charges, income taxes, depreciation and amortization) and ongoing EBITDA to evaluate the operations of the Company and to establish goals for management and employees.  While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with generally accepted accounting principles in the U.S. (GAAP). The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies.

CONTACTS:
Analysts                                                                       Analysts & Media
Gina Jacobi                                                                           Frederick Bermudez
Director, Investor Relations                                                                               (505) 241-4831
(505) 241-2211

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PNM Resources
Schedule 1
2009 Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	Quarter Ended December 31, 2009
	(in thousands)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 4,040	$ 2,827	$ -	$ 2,812	$ (3,425)	$ (6,477)	$ (223)

Adjusting items, net of income tax effects*
Mark-to-market impact of economic hedges	(84)	-	-	1,559	228	-	1,703
Gain on sale of gas operations**	-	-	(527)	-	-	-	(527)
Settlement of California energy crisis legal proceeding	(2,981)	-	-	-	-	-	(2,981)
Net change in unrealized impairments of NDT securities	990	-	-	-	-	-	990
Post sale discontinued operations	-	-	(552)	-	-	-	(552)
Regulatory disallowances	(155)	-	-	-	-	-	(155)
Write-down of emission allowances	-	-	-	-	(15,582)	-	(15,582)
Total Adjustments	(2,230)	-	(1,079)	1,559	(15,354)	-	(17,104)

GAAP Earnings (Loss) Attributable to PNMR:
Continuing Operations	1,810	2,827		4,371	(18,779)	(6,477)	(16,248)
Discontinued Operations			(1,079)				(1,079)
Net Earnings (Loss)	$ 1,810	$ 2,827	$ (1,079)	$ 4,371	$ (18,779)	$ (6,477)	$ (17,327)

	Year Ended December 31, 2009
	(in thousands)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 45,788	$ 11,909	$ 7,687	$ 40,453	$ (558)	$ (18,939)	$ 86,340

Adjusting items, net of income tax effects*
Business improvement plan	(319)	-	-	-	-	349	30
CapRock settlement	-	-	-	-	-	9,062	9,062
Depreciation associated with sale of gas assets	-	-	1,112	-	-	-	1,112
Mark-to-market impact of economic hedges	2,857	-	-	3,962	(2,070)	-	4,749
Gain on reacquired debt	-	-	-	-	-	4,415	4,415
Gain on sale of gas operations**	-	-	65,341	-	-	-	65,341
Settlement of California energy crisis legal proceeding	(19,312)	-	-	-	-	-	(19,312)
Interest on uncertain tax positions	3,534	-	-	-	-	-	3,534
Net change in unrealized impairments of NDT securities	3,550	-	-	-	-	-	3,550
Post sale discontinued operations	-	-	(3,339)	-	-	6	(3,333)
Regulatory recoveries (disallowances)	(16,233)	257	-	-	-	-	(15,976)
Sale of water rights	-	-	-	-	-	768	768
Work continuance planning	(382)	-	-	-	-	-	(382)
Write-down of emission allowances	-	-	-	-	(15,582)	-	(15,582)
Total Adjustments	(26,305)	257	63,114	3,962	(17,652)	14,600	37,976

GAAP Earnings (Loss) Attributable to PNMR:
Continuing Operations	19,483	12,166		44,415	(18,210)	(4,339)	53,515
Discontinued Operations			70,801				70,801
Net Earnings (Loss)	$ 19,483	$ 12,166	$ 70,801	$ 44,415	$ (18,210)	$ (4,339)	$ 124,316

* Income tax effects calculated using tax rates of 35.65% for First Choice and TNMP and 39.59% for all other segments unless otherwise indicated.
** Gain on sale of PNM Gas is net of income taxes (benefit) of $(346) and $33,085 for the quarter and year.

PNM Resources
Schedule 2
2008 Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	Quarter Ended December 31, 2008
	(in thousands)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ (3,700)	$ 5,581	$ 6,951	$ (9,935)	$ (5,508)	$ (5,871)	$ (12,482)

Adjusting items, net of income tax effects*
Acquisition/Divestiture	(686)	-	(4)	-	-	(748)	(1,438)
Business improvement plan	(358)	62	(169)	-	-	(2,092)	(2,557)
Depreciation on gas assets	-	-	3,299	-	-	-	3,299
Mark-to-market impact of economic hedges	(455)	-	(72)	(1,690)	5,148	-	2,931
Impairment of goodwill**	-	-	-	(39,297)	-	-	(39,297)
Impairment of other intangible assets	-	-	-	(24,951)	-	-	(24,951)
Net change in unrealized impairments of NDT securities	(3,356)	-	-	-	-	-	(3,356)
Speculative trading	-	-	-	(680)	-	-	(680)
Texas deferred tax adjustments	-	2,494	-	-	-	3,000	5,494
Total Adjustments	(4,855)	2,556	3,054	(66,618)	5,148	160	(60,555)

GAAP Earnings (Loss) Attributable to PNMR:
Continuing Operations	(8,555)	8,137		(76,553)	(360)	(5,711)	(83,042)
Discontinued Operations			10,005				10,005
Net Earnings (Loss)	$ (8,555)	$ 8,137	$ 10,005	$ (76,553)	$ (360)	$ (5,711)	$ (73,037)

	Year Ended December 31, 2008
	(in thousands)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 15,684	$ 23,224	$ 21,944	$ (23,795)	$ (2,531)	$ (26,360)	$ 8,166

Adjusting items, net of income tax effects*
Acquisition/Divestiture	(2,170)	-	(13)	-	-	(4,096)	(6,279)
Afton write-down	(1,199)	-	-	-	-	-	(1,199)
Business improvement plan	(165)	(84)	(312)	-	-	(6,526)	(7,087)
Depreciation on gas assets	-	-	13,004	-	-	-	13,004
Mark-to-market impact of economic hedges	(3,471)	-	(1)	(2,136)	1,901	-	(3,707)
Gain on sale of merchant portfolio	3,083	-	-	-	-	-	3,083
Impairment of goodwill**	(51,143)	(34,456)	-	(88,755)	-	-	(174,354)
Impairment of other intangible assets	-	-	-	(30,822)	(6,978)	-	(37,800)
Interest on uncertain tax positions	(1,922)	29	6	66	-	12	(1,809)
Net change in unrealized impairments of NDT securities	(7,426)	-	-	-	-	-	(7,426)
Regulatory disallowances	(18,273)	-	-	-	-	-	(18,273)
Speculative trading	-	-	-	(32,131)	(739)	-	(32,870)
Texas deferred tax adjustments	-	2,494	-	-	-	3,000	5,494
Write-down of emission allowances	-	-	-	-	(9,587)	-	(9,587)
Total Adjustments	(82,686)	(32,017)	12,684	(153,778)	(15,403)	(7,610)	(278,810)

GAAP Earnings (Loss) Attributable to PNMR:
Continuing Operations	(67,002)	(8,793)		(177,573)	(17,934)	(33,970)	(305,272)
Discontinued Operations			34,628				34,628
Net Earnings (Loss)	$ (67,002)	$ (8,793)	$ 34,628	$(177,573)	$ (17,934)	$ (33,970)	$ (270,644)

* Income tax effects calculated using tax rates of 35.65% for First Choice and TNMP and 39.59% for all other segments unless otherwise indicated.
**Impairment of goodwill has no income tax effects.

PNM Resources
Schedule 3
2009 Reconciliation of Ongoing to GAAP Earnings Per Share
(Preliminary and Unaudited)

	Quarter Ended December 31, 2009
	(earnings per diluted share)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 0.04	$ 0.03	$ 0.00	$ 0.03	$ (0.04)	$ (0.06)	$ 0.00

Adjusting items
Mark-to-market impact of economic hedges	-	-	-	0.01	-	-	0.01
Gain on sale of gas operations	-	-	-	-	-	-	-
Settlement of California energy crisis legal proceeding	(0.03)	-	-	-	-	-	(0.03)
Net change in unrealized impairments of NDT securities	0.01	-	-	-	-	-	0.01
Post sale discontinued operations	-	-	(0.01)	-	-	-	(0.01)
Regulatory disallowances	-	-	-	-	-	-	-
Write-down of emission allowances	-	-	-	-	(0.17)	-	(0.17)
Total Adjustments	(0.02)	-	(0.01)	0.01	(0.17)	-	(0.19)

GAAP Earnings (Loss) Attributable to PNMR:
Continuing Operations	0.02	0.03		0.04	(0.21)	(0.06)	(0.18)
Discontinued Operations			(0.01)				(0.01)
Net Earnings (Loss)	$ 0.02	$ 0.03	$ (0.01)	$ 0.04	$ (0.21)	$ (0.06)	$ (0.19)
Average Diluted Shares Outstanding: 91,873,667

	Year Ended December 31, 2009
	(earnings per diluted share)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 0.50	$ 0.13	$ 0.08	$ 0.44	$ (0.01)	$ (0.20)	$ 0.94

Adjusting items
Business improvement plan	-	-	-	-	-	-	-
CapRock settlement	-	-	-	-	-	0.10	0.10
Depreciation associated with sale of gas assets	-	-	0.01	-	-	-	0.01
Mark-to-market impact of economic hedges	0.03	-	-	0.04	(0.02)	-	0.05
Gain on reacquired debt	-	-	-	-	-	0.05	0.05
Gain on sale of gas operations		-	0.72	-	-	-	0.72
Settlement of California energy crisis legal proceeding	(0.21)	-	-	-	-	-	(0.21)
Interest on uncertain tax positions	0.04	-	-	-	-	-	0.04
Net change in unrealized impairments of NDT securities	0.03	-	-	-	-	-	0.03
Post sale discontinued operations	-	-	(0.03)	-	-	-	(0.03)
Regulatory recoveries (disallowances)	(0.18)	-	-	-	-	-	(0.18)
Sale of water rights	-	-	-	-	-	0.01	0.01
Work continuance planning	-	-	-	-	-	-	-
Write-down of emission allowances	-	-	-	-	(0.17)	-	(0.17)
Total Adjustments	(0.29)	0.00	0.70	0.04	(0.19)	0.16	0.42

GAAP Earnings (Loss) Attributable to PNMR:
Continuing Operations	0.21	0.13		0.48	(0.20)	(0.04)	0.58
Discontinued Operations			0.78				0.78
Net Earnings (Loss)	$ 0.21	$ 0.13	$ 0.78	$ 0.48	$ (0.20)	$ (0.04)	$ 1.36
Average Diluted Shares Outstanding: 91,670,611

PNM Resources
Schedule 4
2008 Reconciliation of Ongoing to GAAP Earnings Per Share
(Preliminary and Unaudited)

	Quarter Ended December 31, 2008
	(earnings per diluted share)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ (0.04)	$ 0.06	$ 0.08	$ (0.11)	$ (0.06)	$ (0.07)	$ (0.14)

Adjusting items
Acquisition/Divestiture	(0.01)	-	-	-	-	(0.01)	(0.02)
Business improvement plan	-	-	-	-	-	(0.02)	(0.02)
Depreciation on gas assets	-	-	0.04	-	-	-	0.04
Mark-to-market impact of economic hedges	(0.01)	-	-	(0.02)	0.06	-	0.03
Impairment of goodwill**	-	-	-	(0.44)	-	-	(0.44)
Impairment of other intangible assets	-	-	-	(0.28)	-	-	(0.28)
Net change in unrealized impairments of NDT securities	(0.04)	-	-	-	-	-	(0.04)
Speculative trading	-	-	-	(0.01)	-	-	(0.01)
Texas deferred tax adjustments	-	0.03	-	-	-	0.03	0.06
Total Adjustments	(0.06)	0.03	0.04	(0.75)	0.06	-	(0.68)

GAAP Earnings (Loss) Attributable to PNMR:
Continuing Operations	(0.10)	0.09		(0.86)	0.00	(0.07)	(0.94)
Discontinued Operations			0.12				0.12
Net Earnings (Loss)	$ (0.10)	$ 0.09	$ 0.12	$ (0.86)	$ 0.00	$ (0.07)	$ (0.82)
Average Diluted Shares Outstanding: 88,823,719

	Year Ended December 31, 2008
	(earnings per diluted share)
	Utilities			First	Optim	Corp/
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other	PNMR
Ongoing Earnings (Loss)	$ 0.19	$ 0.28	$ 0.26	$ (0.28)	$ (0.03)	$ (0.32)	$ 0.10

Adjusting items
Acquisition/Divestiture	(0.03)	-	-	-	-	(0.04)	(0.07)
Afton write-down	(0.02)	-	-	-	-	-	(0.02)
Business improvement plan	-	-	-	-	-	(0.07)	(0.07)
Depreciation on gas assets	-	-	0.16	-	-	-	0.16
Mark-to-market impact of economic hedges	(0.04)	-	-	(0.03)	0.02	-	(0.05)
Gain on sale of merchant portfolio	0.03	-	-	-	-	-	0.03
Impairment of goodwill	(0.61)	(0.42)	-	(1.06)	-	-	(2.09)
Impairment of other intangible assets	-	-	-	(0.37)	(0.08)	-	(0.45)
Interest on uncertain tax positions	(0.03)	-	-	-	-	-	(0.03)
Net change in unrealized impairments of NDT securities	(0.09)	-	-	-	-	-	(0.09)
Regulatory disallowances	(0.22)	-	-	-	-	-	(0.22)
Speculative trading	-	-	-	(0.39)	(0.01)	-	(0.40)
Texas deferred tax adjustments	-	0.03	-	-	-	0.04	0.07
Write-down of emission allowances	-	-	-	-	(0.11)	-	(0.11)
Total Adjustments	(1.01)	(0.39)	0.16	(1.85)	(0.18)	(0.07)	(3.34)

GAAP Earnings (Loss) Attributable to PNMR:
Continuing Operations	(0.82)	(0.11)		(2.13)	(0.21)	(0.39)	(3.66)
Discontinued Operations			0.42				0.42
Net Earnings (Loss)	$ (0.82)	$ (0.11)	$ 0.42	$ (2.13)	$ (0.21)	$ (0.39)	$ (3.24)
Average Diluted Shares Outstanding: 83,467,701

PNM Resources
Schedule 5
Segment Reconciliation of GAAP Net Earnings to Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)
(Preliminary and Unaudited)
(in millions)

	Quarter Ended December 31, 2009
	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other*	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	$1.8	$2.8	($1.1)	$4.4	($25.2)	($17.3)

Interest charges	17.6	7.8	0.0	0.4	5.1	30.9
Income taxes	2.4	1.7	(0.7)	3.1	(16.2)	(9.7)
Depreciation and amortization	22.6	9.4	0.0	0.4	3.8	36.2

EBITDA	44.4	21.7	(1.8)	8.3	(32.5)	40.1

Ongoing adjustments (before tax)	4.8	0.0	1.8	(2.5)	25.3	29.4

Ongoing EBITDA	$49.2	$21.7	$0.0	$5.8	($7.2)	$69.5

	Year Ended December 31, 2009
	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other*	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	$19.5	$12.2	$70.8	$44.4	($22.6)	$124.3

Interest charges	69.1	27.8	1.0	2.8	22.5	123.2
Income taxes	13.7	8.0	36.7	25.6	(18.5)	65.5
Depreciation and amortization	91.4	37.3	0.0	1.8	16.7	147.2

EBITDA	193.7	85.3	108.5	74.6	(1.9)	460.2

Ongoing adjustments (before tax)	42.0	(0.5)	(93.0)	(6.1)	5.2	(52.4)

Ongoing EBITDA	$235.7	$84.8	$15.5	$68.5	$3.3	$407.8

* Corporate & Other segment includes equity in net earnings (loss) of Optim Energy. See Schedule 7 for calculation of Optim Energy ongoing EBITDA.

PNM Resources
Schedule 6
Segment Reconciliation of GAAP Net Earnings to Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)
(Preliminary and Unaudited)
(in millions)

	Quarter Ended December 31, 2008
	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other*	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	($8.6)	$8.1	$10.0	($76.6)	($5.9)	($73.0)

Interest charges	17.8	4.8	3.3	1.5	9.8	37.2
Income taxes	(4.9)	0.5	6.7	(19.2)	(11.9)	(28.8)
Depreciation and amortization	21.5	11.7	0.0	0.7	4.3	38.2

EBITDA	25.8	25.1	20.0	(93.6)	(3.7)	(26.4)

Ongoing adjustments (before tax)	7.1	(0.1)	0.4	81.5	(3.8)	85.1

Ongoing EBITDA	$32.9	$25.0	$20.4	($12.1)	($7.5)	$58.7

	Year Ended December 31, 2008
	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other*	PNMR Consolidated
GAAP Net Earnings (Loss) Attributable to PNMR	($67.0)	($8.8)	$34.6	($177.6)	($51.8)	($270.6)

Interest charges	69.9	18.3	13.2	4.0	40.8	146.2
Income taxes	(10.0)	11.1	23.0	(47.6)	(44.4)	(67.9)
Depreciation and amortization	85.7	38.7	0.0	2.4	17.6	144.4

EBITDA	78.6	59.3	70.8	(218.8)	(37.8)	(47.9)

Ongoing adjustments (before tax)	98.6	34.6	0.5	189.3	42.0	365.0

Ongoing EBITDA	$177.2	$93.9	$71.3	($29.5)	$4.2	$317.1

* Corporate & Other segment includes equity in net earnings (loss) of Optim Energy. See Schedule 7 for calculation of Optim Energy ongoing EBITDA.

PNM Resources
Schedule 7
Calculation of Optim Energy Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)
(Preliminary and Unaudited)

	Quarter Ended	Year Ended
	December 31, 2009	December 31, 2009
	(in millions)

GAAP Net Earnings	$ (61.7)	$ (56.8)

Interest expense	4.2	13.8
Income tax	(0.5)	(0.2)
Depreciation and amortization expense	11.4	37.2
Purchase accounting amortizations	5.1	11.3
Mark-to-market impact of economic hedges	(0.3)	6.9
Write-down of emission allowances	51.6	51.6

Ongoing Optim Energy EBITDA	9.8	63.8

50 percent of Ongoing EBITDA (PNMR share)	$ 4.9	$ 31.9

	Quarter Ended	Year Ended
	December 31, 2008	December 31, 2008
	(in millions)

GAAP Net Earnings	$ (1.6)	$ (60.5)

Interest expense	4.2	19.2
Income tax	0.1	(0.1)
Depreciation and amortization expense	7.7	30.6
Impairment of intangible assets	0.0	23.0
Mark-to-market impact of economic hedges	(17.1)	(6.3)
Purchase accounting amortizations	6.6	8.9
Speculative trading	0.0	2.4
Write-down of emission allowances	0.0	31.7

Ongoing Optim Energy EBITDA	(0.1)	48.9

50 percent of Ongoing EBITDA (PNMR share)	$ -	$ 24.5

PNM Resources
Schedule 8
Reconciliation of Ongoing (non-GAAP) Net Earnings
to GAAP Consolidated Statement of Earnings (Loss)
 (Preliminary and Unaudited)
(in thousands, except per share data)

	Year Ended December 31,
	2009				2008
	GAAP	Adjustments		Ongoing	GAAP	Adjustments		Ongoing
	(in thousands, except per share data)

Operating revenues	$1,647,744	$ 31,842	(a)	$1,679,586	$1,959,522	$ (7,497)	(i)	$1,952,025
Cost of energy	717,989	28,930	(b)	746,919	1,239,854	(50,899)	(k)	1,188,955
Gross margin	929,755	2,912		932,667	719,668	43,402		763,070
Other operating expenses	589,864	(30,523)	(c)	559,341	805,120	(272,500)	(l)	532,620
Depreciation and amortization	147,949	(2,829)	(d)	145,120	144,362	(1,410)	(d)	142,952
Operating income (loss)	191,942	36,264		228,206	(229,814)	317,312		87,498
Equity in net earnings (loss) of Optim Energy	(30,145)	29,222	(e)	(923)	(29,687)	25,497	(m)	(4,190)
Net other income (deductions)	55,159	(35,260)	(f)	19,899	4,075	15,534	(n)	19,609
Interest charges	(122,205)	-		(122,205)	(132,955)	4,758	(o)	(128,197)
Earnings (Loss) before Income Taxes	94,751	30,226		124,977	(388,381)	363,101		(25,280)
Income Taxes (Benefit)	28,818	16,978	(g)	45,796	(90,816)	78,786	(g)	(12,030)
Earnings (Loss) from Continuing Operations	65,933	13,248		79,181	(297,565)	284,315		(13,250)
Earnings from Discontinued Operations, net
of Income Taxes	70,801	(63,114)	(h)	7,687	34,628	(12,684)	(p)	21,944
Net Earnings (Loss)	136,734	(49,866)		86,868	(262,937)	271,631		8,694
Earnings Attributable to Valencia Non-controlling
Interest	(11,890)	11,890	(d)	-	(7,179)	7,179	(d)	-
Preferred Stock Dividend Requirements of Subsidiary	(528)	-		(528)	(528)	-		(528)
Net Earnings (Loss) Attributable to PNMR	$ 124,316	$ (37,976)		$ 86,340	$ (270,644)	$ 278,810		$ 8,166

Earnings (Loss) from Continuing Operations Attributable to PNMR per Common Share:
Basic	$ 0.58	$ 0.28		$ 0.86	$ (3.66)	$ 3.50		$ (0.16)
Diluted	$ 0.58	$ 0.28		$ 0.86	$ (3.66)	$ 3.50		$ (0.16)

Net Earnings (Loss) Attributable to PNMR per Common Share:
Basic	$ 1.36	$ (0.42)		$ 0.94	$ (3.24)	$ 3.34		$ 0.10
Diluted	$ 1.36	$ (0.42)		$ 0.94	$ (3.24)	$ 3.34		$ 0.10

Average common shares outstanding:
Basic	91,435				83,468
Diluted	91,671				83,468

(a)	Mark-to-market impact of economic hedges $(127); Settlement of legal proceeding $31,969
(b)	Mark-to-market impact of economic hedges $10,754; Consolidation of Valencia $18,176
(c)	Business improvement plan $37; Post sale discontinued operations $6; Work continuance planning $(633); Regulatory recoveries/disallowances $(26,476); Consolidation of Valencia $(3,457)
(d)	Consolidation of Valencia
(e)	Mark-to-market impact of economic hedges $3,429; Write-down of emission allowances $25,793
(f)
Net change in unrealized impairments of NDT securities $(5,816); Business improvement plan $(10); Gain on reaquired debt $(7,312); Sale of water rights $(1,272); Interest on uncertain tax positions $(5,850); CapRock settlement $(15,000)

(g)	Net taxes on nonrecurring items
(h)	Depreciation associated with sale of gas assets $(1,112); Gain on sale of gas operations $(65,341); Post sale discontinued operations $3,339
(i)	Mark-to-market impact of economic hedges $(1,062); Speculative trading $49,931; Gain on sale of merchant portfolio $(56,366)
(k)	Mark-to-market impact of economic hedges $(10,037); Gain on sale of merchant portfolio $(51,263); Consolidation of Valencia $10,401
(l)
Business improvement plan $(10,982); Acquisition/Divestiture $(5,929); Regulatory disallowances $(30,248); Impairment of intangible assets $(221,769); Afton write-down $(1,985); Consolidation of Valencia $(1,587)

(m)	Mark-to-market impact of economic hedges $(2,827); Speculative trading $1,223; Impairment of intangible assets $11,231; Write-off of emission allowances $15,870
(n)	Business improvement plan $227; Interest on uncertain tax positions $3,014; Net change in unrealized impairments of NDT securities $12,293
(o)	Acquisition/Divestiture $4,533; Consolidation of Valencia $225
(p)	Acquisition/Divestiture $13; Business improvement plan $312; Depreciation on gas assets $(13,004); Mark-to-market impact of economic hedges $1; Interest on uncertain tax positions $(6)

PNM RESOURCES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
(Unaudited)

	Year Ended December 31,
	2009	2008	2007
	(In thousands, except per share amounts)
Operating Revenues:
Electric	$1,647,485	$1,959,241	$1,912,824
Other	259	281	1,205
Total operating revenues	1,647,744	1,959,522	1,914,029

Operating Expenses:
Cost of energy	717,989	1,239,854	1,121,525
Administrative and general	262,282	253,311	214,588
Energy production costs	185,228	193,899	201,483
Impairment of goodwill and other intangible assets	-	221,769	-
Regulatory disallowances	27,542	30,248	-
Depreciation and amortization	147,949	144,362	135,695
Transmission and distribution costs	63,311	58,702	57,774
Taxes other than income taxes	51,501	47,191	57,922
Total operating expenses	1,455,802	2,189,336	1,788,987
Operating income (loss)	191,942	(229,814)	125,042

Other Income and Deductions:
Interest income	28,389	24,096	43,154
Gains (losses) on investments held by NDT	4,502	(15,233)	11,599
Other income	31,629	6,478	7,443
Equity in net earnings (loss) of Optim Energy	(30,145)	(29,687)	7,581
Other deductions	(9,361)	(11,266)	(11,552)
Net other income (deductions)	25,014	(25,612)	58,225

Interest Charges	122,205	132,955	120,155

Earnings (Loss) before Income Taxes	94,751	(388,381)	63,112

Income Taxes (Benefit)	28,818	(90,816)	3,226

Earnings (Loss) from Continuing Operations	65,933	(297,565)	59,886

Earnings from Discontinued Operations, net of Income
Taxes of $36,687, $22,957, and $10,394	70,801	34,628	15,516

Net Earnings (Loss)	136,734	(262,937)	75,402

Earnings Attributable to Valencia Non-controlling Interest	(11,890)	(7,179)	-

Preferred Stock Dividend Requirements of Subsidiary	(528)	(528)	(528)

Net Earnings (Loss) Attributable to PNMR	$124,316	$(270,644)	$74,874

Earnings (Loss) from Continuing Operations Attributable to PNMR per Common Share:
Basic	$0.58	$(3.66)	$0.77
Diluted	$0.58	$(3.66)	$0.76
Net Earnings (Loss) Attributable to PNMR per Common Share:
Basic	$1.36	$(3.24)	$0.98
Diluted	$1.36	$(3.24)	$0.96

Dividends Declared per Common Share	$0.500	$0.605	$0.920

PNM RESOURCES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31,
	2009	2008
	(In thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$14,641	$140,619
Special deposits	52	3,480
Accounts receivable, net of allowance for uncollectible accounts of $12,783 and $21,466	106,593	119,174
Unbilled revenues	78,274	81,126
Other receivables	77,672	73,083
Materials, supplies, and fuel stock	50,631	49,397
Regulatory assets	7,476	1,541
Derivative instruments	50,619	51,250
Income taxes receivable	129,171	49,584
Current assets of discontinued operations	-	107,986
Other current assets	63,076	75,393

Total current assets	578,205	752,633

Other Property and Investments:
Investment in PVNGS lessor notes	137,511	168,729
Equity investment in Optim Energy	195,666	239,950
Investments held by NDT	137,032	111,671
Other investments	25,528	32,966
Non-utility property, net of accumulated depreciation of $3,779 and $2,582	7,923	9,135

Total other property and investments	503,660	562,451

Utility Plant:
Plant in service and plant held for future use	4,693,530	4,476,745
Less accumulated depreciation and amortization	1,611,496	1,545,950
	3,082,034	2,930,795
Construction work in progress	181,078	202,556
Nuclear fuel, net of accumulated amortization of $19,456 and $16,018	69,337	58,674

Net utility plant	3,332,449	3,192,025

Deferred Charges and Other Assets:
Regulatory assets	524,136	629,141
Goodwill	321,310	321,310
Other intangible assets, net of accumulated amortization of $5,272 and $4,672	26,567	27,167
Derivative instruments	2,413	25,620
Non-current assets of discontinued operations	-	561,915
Other deferred charges	71,181	75,720

Total deferred charges and other assets	945,607	1,640,873
	$5,359,921	$6,147,982

PNM RESOURCES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31,
	2009	2008
	(In thousands, except share information)
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$198,000	$744,667
Current installments of long-term debt	2,125	205,694
Accounts payable	111,432	174,068
Accrued interest and taxes	45,341	51,618
Regulatory liabilities	908	1,746
Derivative instruments	24,025	33,951
Current liabilities of discontinued operations	-	77,082
Other current liabilities	181,442	139,562

Total current liabilities	563,273	1,428,388

Long-term Debt	1,565,206	1,379,011

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	531,166	572,719
Accumulated deferred investment tax credits	20,518	23,834
Regulatory liabilities	350,324	327,175
Asset retirement obligations	70,963	63,492
Accrued pension liability and postretirement benefit cost	281,923	246,136
Derivative instruments	4,549	6,934
Non-current liabilities of discontinued operations	-	94,615
Other deferred credits	121,394	149,237

Total deferred credits and other liabilities	1,380,837	1,484,142

Total liabilities	3,509,316	4,291,541

Commitments and Contingencies (See Note 16)

Cumulative Preferred Stock of Subsidiary
without mandatory redemption requirements ($100 stated value, 10,000,000 shares authorized:
issued and outstanding 115,293 shares)	11,529	11,529

Equity:
PNMR Convertible Preferred Stock, Series A, without mandatory redemption requirements
(no stated value, 10,000,000 shares authorized: issued and outstanding 477,800 shares)	100,000	100,000
PNMR common stockholders’ equity:
Common stock outstanding (no par value, 120,000,000 shares authorized: issued
and outstanding 86,673,174 and 86,531,644 shares)	1,289,890	1,288,168
Accumulated other comprehensive income (loss), net of income taxes	(46,057)	30,948
Retained earnings	405,884	327,290
Total PNMR common stockholders’ equity	1,649,717	1,646,406
Non-controlling interest in Valencia	89,359	98,506
Total equity	1,839,076	1,844,912

	$5,359,921	$6,147,982

PNM RESOURCES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Year Ended December 31,
	2009	2008	2007
		(In thousands)
Cash Flows From Operating Activities:
Net earnings (loss)	$136,734	$(262,937)	$75,402
Adjustments to reconcile net earnings (loss) to net cash flows from operating activities:
Depreciation and amortization	173,446	167,111	179,396
Amortization of prepayments on PVNGS firm-sales contracts	(26,150)	(16,637)	-
Bad debt expense	44,071	59,635	20,265
Deferred income tax expense (benefit)	27,727	(46,692)	35,423
Equity in net (earnings) loss of Optim Energy	30,145	29,687	(7,581)
Net unrealized (gains) losses on derivatives	(9,570)	7,370	9,138
Realized (gains) losses on investments held by NDT	(4,502)	15,233	(11,599)
Realized loss on Altura contribution	-	-	3,089
Impairment of goodwill and other intangible assets	-	221,769	3,380
Impairment of utility plant	-	-	19,500
Gain on sale of PNM Gas	(98,425)	-	-
Gain on reacquired debt	(7,317)	-	-
Amortization of fair value of acquired Twin Oaks sales contract	-	-	(35,073)
Stock based compensation expense	2,188	3,261	7,557
Regulatory disallowances	27,542	30,248	-
Settlement of legal proceeding	31,969	-	-
Other, net	(5,789)	(6,345)	(5,131)
Changes in certain assets and liabilities:
Accounts receivable and unbilled revenues	(79,546)	(42,702)	(41,137)
Materials, supplies, and fuel stock	(1,083)	(9,921)	(104)
Other current assets	47,559	(34,399)	19,147
Other assets	725	(28,300)	(4,316)
Accounts payable	(70,540)	2,516	4,423
Accrued interest and taxes	(94,996)	(16,051)	(6,402)
Other current liabilities	(20,980)	3,314	(26,588)
Other liabilities	(15,502)	12,465	(15,728)
Net cash flows from operating activities	87,706	88,625	223,061

Cash Flows From Investing Activities:
Utility plant additions	(288,031)	(344,951)	(455,944)
Proceeds from sales of investments held by NDT	124,054	180,296	163,642
Purchases of investments held by NDT	(129,833)	(185,439)	(172,327)
Proceeds from sale of PNM Gas	652,933	-	-
Transaction costs for sale of PNM Gas	(11,162)	-	-
Proceeds from sales of utility plant	-	1,458	55,041
Return of principal on PVNGS lessor notes	27,068	22,506	22,842
Investments in Optim Energy	-	-	(45,040)
Distributions from Optim Energy	-	-	362,282
Change in restricted special deposits	359	7,493	(7,852)
Other, net	4,338	(2,078)	3,825
Net cash flows from investing activities	379,726	(320,715)	(73,531)

PNM RESOURCES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Year Ended December 31,
	2009	2008	2007
	(In thousands)
Cash Flows From Financing Activities:
Short-term borrowings (repayments), net	(546,667)	78,767	(98,445)
Long-term borrowings	345,242	452,750	20,000
Repayment of long-term debt	(352,084)	(450,826)	(102,284)
Issuance of common stock	1,245	250,956	4,281
Proceeds from stock option exercise	-	86	11,001
Purchase of common stock to satisfy stock awards	(951)	(1,401)	(18,267)
Excess tax benefits (tax shortfall) from stock-based payment arrangements	(760)	(560)	12
Payments received on PVNGS firm-sales contracts	30,737	88,509	-
Dividends paid	(46,229)	(58,026)	(70,864)
Equity transactions with Valencia’s owner	(13,639)	-	-
Debt issuance costs and other	(10,329)	(5,312)	(592)
Net cash flows from financing activities	(593,435)	354,943	(255,158)

Change in Cash and Cash Equivalents	(126,003)	122,853	(105,628)
Cash and Cash Equivalents at Beginning of Year	140,644	17,791	123,419
Cash and Cash Equivalents at End of Year	$14,641	$140,644	$17,791

Supplemental Cash Flow Disclosures:
Interest paid, net of capitalized interest	$118,798	$144,944	$121,845
Income taxes paid (refunded), net	$118,160	$(2,751)	$(21,390)

Supplemental schedule of noncash investing and financing activities:
As of June 1, 2007, PNMR contributed its ownership of Altura to Optim Energy at a fair value of $549.6 million after an adjustment for working capital changes. See Note 22. In conjunction with the contribution, PNMR removed Altura’s assets and liabilities from its balance sheet as follows:

Current assets		$22,529
Utility plant, net		575,906
Deferred charges		46,018
Total assets contributed		644,453

Current liabilities		63,268
Deferred credits and other liabilities		38,095
Total liabilities contributed		101,363
Other comprehensive income		(12,651)
Total liabilities and OCI contributed		88,712

Net contribution to Optim Energy		$555,741

Utility plant purchased in 2007 through assumption of long-term debt that eliminates
a portion of investment in PVNGS lessor notes in consolidation. See Note 2.		$41,152

Activities related to consolidation of Valencia:
Initial consolidation at May 30, 2008:
Utility plant additions	$87,310
Increase in short-term borrowings	82,468
Non-controlling interest transactions as of July 10, 2008:
Reduction in short-term borrowings	88,059
Increase in non-controlling interest in Valencia	90,148

Convertible preferred stock issued under forward purchase contract upon
tender of senior unsecured notes	$100,000

The following table shows PNM Electric operating revenues by customer class, including intersegment revenues and average number of customers:

	Year Ended December 31,			Change
	2009	2008(1)	2007(1)	2009/2008	2008/2007
	(In millions, except customers)

Residential	$321.0	$296.1	$265.4	$24.9	$30.7
Commercial	330.6	326.4	294.8	4.2	31.6
Industrial	79.5	100.7	100.0	(21.2)	0.7
Public authority	19.8	19.1	15.1	0.7	4.0
Transmission	36.1	33.2	32.3	2.9	0.9
Firm requirements wholesale	29.0	46.9	46.3	(17.9)	0.6
Other sales for resale	140.3	345.9	396.6	(205.6)	(50.7)
Mark-to-market activity	0.1	56.6	(44.3)	(56.5)	100.9
Other	11.6	18.0	30.8	(6.4)	(12.7)
	$968.0	$1,242.9	$1,137.0	$(274.9)	$106.0
Average retail customers (thousands)	499.0	495.3	489.4	3.7	5.9

(1)  The customer class revenues have been reclassified to be consistent with the current year presentation.

The following table shows PNM Electric GWh sales by customer class:

	Year Ended December 31,			Change
	2009	2008(1)	2007(1)	2009/2008	2008/2007
	(Gigawatt hours)

Residential	3,264.4	3,221.9	3,208.6	42.5	13.3
Commercial	3,899.1	4,029.8	4,006.4	(130.7)	23.4
Industrial	1,454.5	1,657.6	1,920.1	(203.1)	(262.5)
Public authority	249.6	253.1	236.7	(3.5)	16.4
Firm requirements wholesale	689.7	1,123.5	1,121.7	(433.8)	1.8
Other sales for resale	3,996.3	5,095.2	6,897.3	(1,098.9)	(1,802.1)
	13,553.6	15,381.1	17,390.8	(1,827.5)	(2,009.7)

(1)  The customer class volumes have been reclassified to be consistent with the current year presentation.

The following table shows TNMP Electric operating revenues by customer class, including intersegment revenues, and average number of customers:

	Year Ended December 31,			Change
	2009	2008	2007	2009/2008	2008/2007
	(In millions, except customers)

Residential	$74.7	$71.7	$69.5	$3.0	$2.2
Commercial	73.3	72.8	70.1	0.5	2.7
Industrial	12.1	13.8	7.9	(1.7)	5.9
Other	32.5	32.0	32.9	0.6	(0.9)
	$192.6	$190.3	$180.4	$2.4	$9.9
Average customers (thousands) (1)	230.9	229.5	226.2	1.4	3.3

(1)
Under TECA, customers of TNMP Electric in Texas have the ability to choose First Choice or any other REP to provide energy.  The average customers reported above include 86,575, 112,638, and 137,015 customers of TNMP Electric at December 31, 2009, 2008, and 2007 who have chosen First Choice as their REP.  These customers are also included in the First Choice segment.

The following table shows TNMP Electric GWh sales by customer class:

	Year Ended December 31,			Change
	2009	2008	2007	2009/2008	2008/2007
	(Gigawatt hours)(1)

Residential	2,582.6	2,533.0	2,520.6	49.6	12.4
Commercial	2,216.9	2,206.2	2,196.0	10.7	10.2
Industrial	1,983.2	2,094.8	1,927.9	(111.6)	166.9
Other	107.1	107.5	100.6	(0.4)	6.9
	6,889.8	6,941.5	6,745.1	(51.7)	196.4

(1)
The GWh sales reported above include 1,131.9, 1,563.3, and 2,018.1 GWhs for December 31, 2009, 2008, and 2007 used by customers of TNMP Electric who have chosen First Choice as their REP.  These GWhs are also included below in the First Choice segment.

 The following table shows First Choice operating revenues by customer class, including intersegment revenues, and actual number of customers:

	Year Ended December 31,			Change
	2009	2008	2007	2009/2008	2008/2007
	(In millions, except customers)

Residential	$349.6	$407.3	$390.3	$(57.7)	$17.0
Mass-Market	25.7	52.7	61.0	(27.0)	(8.3)
Mid-Market	133.1	149.3	141.6	(16.2)	7.7
Trading gains (losses)	-	(49.9)	(3.6)	49.9	(46.3)
Other	20.4	22.8	11.4	(2.4)	11.4
	$528.8	$582.2	$600.7	$(53.4)	$(18.5)
Actual customers (thousands) (1,2)	225.0	237.4	258.4	(12.4)	(21.0)

(1)	See note above in the TNMP Electric segment discussion about the impact of TECA.

(2)
Due to the competitive nature of First Choice’s business, actual customer count at December 31 is presented in the table above as a more representative business indicator than the average customers that are shown in the table for TNMP customers.

The following table shows First Choice GWh electric sales by customer class:

	Year Ended December 31,			Change
	2009	2008	2007	2009/2008	2008/2007
	(Gigawatt hours(1))

Residential	2,441.6	2,547.5	2,796.9	(105.9)	(249.4)
Mass-Market	145.6	278.3	371.8	(132.7)	(93.5)
Mid-Market	1,063.6	1,176.8	1,197.3	(113.2)	(20.5)
Other	9.7	16.3	21.1	(6.6)	(4.8)
	3,660.5	4,018.9	4,387.1	(358.4)	(368.2)

(1)  See note above in the TNMP Electric segment discussion about the impact of TECA.

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